UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               __________________



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 12, 2003


                              HCB BANCSHARES, INC.
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Oklahoma                        0-22423                   62-1670792
--------------------------       --------------------          --------------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation or Organization          File Number           Identification No.)


237 Jackson Street, SW, Camden, Arkansas                                71701
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(Address of Principal Executive Offices)                           (Zip Code)


 Registrant's telephone number, including area code: (870) 836-6841

                                 Not applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)  Not applicable.


(b)  Not applicable.


(c)  The following exhibit is filed herewith:


     Exhibit 99        Press Release dated August 12, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On August 12, 2003, HCB Bancshares,  Inc. issued a press release announcing its unaudited financial results for the quarter and fiscal year ended June 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HCB BANCSHARES, INC.



Date:    August 13, 2003              By: /s/Charles T. Black
                                          --------------------------------------
                                          Charles T. Black
                                          President and Chief Executive Officer